[front cover]

APRIL 30, 1999

SEMIANNUAL REPORT

AMERICAN CENTURY

[graphic of stairs]

ULTRA(reg.sm)

VISTA

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century



[inside front cover]

Y2K TESTING EFFORTS PAY DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition to our testing schedule, our Y2K team has developed contingency plans. These plans will minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

MINIMIZE YOUR MUTUAL FUND TAX HIT

    American Century's newest equity fund, Tax-Managed Value, is designed for long-term growth and to minimize the tax hit you take on your mutual fund investments each year. The fund is managed to keep taxable distributions to a minimum by using the following strategies:

    * BUY AND HOLD --Low portfolio turnover helps limit realized capital gains and takes advantage of long-term capital gains tax rates.

    * OFFSET GAINS --When gains are realized in the portfolio, they are offset with capital losses from securities sold in that tax year or losses carried over from previous years.

    * SELL HIGHER-COST SHARES FIRST --Selling shares that cost the most first helps minimize the taxable gains incurred from a sale.

Ultra is a registered service mark of American Century Services Corporation.

[left margin]

ULTRA
(TWCUX)

VISTA
 (TWCVX)

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF THE FUNDS CLASSIFIED BY OBJECTIVE AND RISK.




Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     These are unusual times in the equity markets. The first half of Ultra's and Vista's fiscal years, both ended April 30, 1999, was marked by dramatic shifts in market sentiment. Much of the time a few large, popular growth stocks continued to flourish, while almost anything smaller -- unless it was an Internet-related company -- was caught in the market's crosscurrents. The performance of mid-cap stocks came in bursts, one as the period began and another as it ended.

     Ultra continued to distinguish itself by generating better returns than both its peer group and its benchmark, as you will see in the portfolio managers' discussion. Vista's results also improved, but the fund continued to fight the negative psychology that has impeded the performance of mid-cap stocks for several years. Although mid-caps fared better in the first half of the year, pessimism about mid-cap investing is still alive and well. We remain firm believers that mid-cap stocks will return to favor.

     At American Century, our focus continues to be on making it easier to do business with us and on helping investors reach their financial goals. In March, we consolidated all our funds under the American Century name. We believe the American Century nameplate makes it simpler for you to identify your funds.

     We have also reclassified our entire family of 71 funds, based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds, arranged by their new classifications, is on the inside back cover of this report.

     We also continued to expand the American Century investment team, which has doubled over the last three years. Our portfolio teams have excellent depth, with an array of experienced managers and analysts, and we remain committed to building and maintaining a talented management group.

     Finally, we redesigned and enhanced our Web site, www.americancentury.com. There you'll find daily fund information, including performance and price data, market and national news, and a Forms Center with access to the most-requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                   /s/James E. Stowers III
James E. Stowers, Jr.                      James E. Stowers III
Chairman of the Board and Founder          Vice Chairman of the Board
                                           and Chief Executive Officer

[right margin]

Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
ULTRA
   Performance ............................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8
   Financial Highlights ...................................................   25
VISTA
   Performance ............................................................   12
   Management Q&A .........................................................   13
   Portfolio at a Glance ..................................................   13
   Top Ten Holdings .......................................................   14
   Top Five Industries ....................................................   14
   Types of Investments ...................................................   15
   Schedule of Investments ................................................   16
   Financial Highlights ...................................................   28
FINANCIAL STATEMENTS
   Statements of Assets and Liabilities ...................................   18
   Statements of Operations ...............................................   19
   Statements of Changes in Net Assets ....................................   20
   Notes to Financial Statements ..........................................   21
OTHER INFORMATION
   Share Class and Retirement Account Information .........................   31
   Background Information
      Investment Philosophy and Policies ..................................   32
      Comparative Indices .................................................   32
      Portfolio Managers ..................................................   32
   Glossary ...............................................................   33


                                                  www.americancentury.com     1




Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The six-month period was marked by dramatic shifts in market sentiment. Much of the time, the market was led by a small group of large, popular growth stocks. Investors, uncertain about the strength of the economy moving forward, sought firms with predictable earnings. Meanwhile, the performance of small stocks came in short bursts, one as the period began, another as it ended.

* All three growth stock categories -- small, midsize and large -- posted double-digit returns during the six-month period.

* The Federal Reserve's lowering of short-term interest rates last fall sparked rallies at both ends of the market, but the move was short-lived for smaller stocks. In April, value stocks and those of large industrial companies shot up, as the Dow Jones Industrial Average gained more than 10% during the month, compared to a 3.79% increase in the S&P 500 Index. The Russell 2000, a small-cap index, was up almost 9% during April as investors recognized the attractive valuations of small and midsized firms.

ULTRA

* Ultra significantly outpaced the S&P 500 Index for the six months ended April 30, 1999, as the fund's largest holdings turned in some of its best results.

* Ultra continued to rely on its largest industry weighting -- telecommunications firms -- which account for almost 14% of the portfolio, for solid gains. MCI WorldCom, the fund's second-largest holding, fared particularly well. Positions in Internet-related companies, such as America Online, the fund's top-performing stock, and Time Warner, also led the portfolio.

* Ultra's double-digit weighting in pharmaceutical companies performed somewhat below expectations as investors sought faster-growing technology companies. The fund was also somewhat light in financial stocks, a part of the market that declined last fall, but then ended up performing better than expected over the six months.

VISTA

* Vista posted a strong gain over the six-month period, the best half-year for the fund in more than three years. Vista's performance, which slightly trailed that of its benchmark, was the result of a number of steps taken recently to improve results.

* Vista's exposure to a broader group of industries has been increased. We have fine-tuned our database with the goal of finding companies earlier in the growth cycle before their potential has been recognized by other investors, putting us in position to capture more of their price gains.

* Vista looked to three major industries for its returns -- electronic components, communications equipment, and computer software and services. Firms in those sectors represented more than one-third of assets.

* Among the best performers were two Internet stocks, At Home Network, an Internet access service transmitted over cable, and Excite, an Internet access portal. With Internet usage skyrocketing, and with it the need for high-capacity communications pipelines, Vista significantly increased its weightings in companies making the next generation of computer chips that store and transmit data.

[left margin]

                  ULTRA(1)
                  (TWCUX)
TOTAL RETURNS:             AS OF 4/30/99
    6 Months                      29.76%(2)
    1 Year                        25.52%
INCEPTION DATE:                  11/2/81
NET ASSETS:                $33.9 billion(3)

                  VISTA(1)
                  (TWCVX)
TOTAL RETURNS:             AS OF 4/30/99
    6 Months                      23.19%(2)
    1 Year                       -15.78%
INCEPTION DATE:                 11/25/83
NET ASSETS:               $886.0 million(3)

(1)  Investor Class.
(2)  Not annualized.
(3)  Includes Investor, Advisor, and Institutional classes.

Investment terms are defined in the Glossary on pages 33-34.


2     1-800-345-2021




Market Perspective from James E. Stowers III
--------------------------------------------------------------------------------

[photo of James E. Stowers III]
James E. Stowers III, Chief Executive Officer of American Century

MARKET PERFORMANCE WAS BROADER

      The chart in the lower right corner of this page, Market Performance, will show you at a glance how stocks behaved over the six-month period ended April 30, 1999. The returns of all three stock categories--small, midsize, and large--were squarely in double digits. That in itself is impressive. Over the past several years it has been far more typical for the stocks of midsize and small companies to lag, often by substantial margins, those of larger companies, and especially those of the very largest multinational companies.

THE FEDERAL RESERVE STEPS IN

     As you may recall, in September 1998, the financial markets were less tranquil. Many were in crisis until the Federal Reserve Board (the U.S. central bank) stepped in and stabilized the situation by lowering short-term interest rates. The strategy worked and smaller stocks rallied. Large stocks moved higher too, led by technology and Internet-related companies, but smaller stocks appeared to fall back into familiar patterns--greater volatility and lower returns. In early spring, however, this changed noticeably.

THE S&P 500 SLOWS

     In April, value stocks and the stocks of large manufacturers such as Dow Chemical and Caterpillar shot up. The Dow Jones Industrial Average jumped 10.25% in April, trouncing the S&P 500's 3.79% gain. The S&P 400, the midsize stock benchmark, also came out ahead, up 3.93% for the month, while the Russell 2000, a small-cap index, rose 8.96%. The S&P 500/BARRA Value Index, a popular measure of value stocks, leapt 8.62%, posting one of its best performances in years.

     Several  factors  contributed  to the change in market  dynamics.  For one,
market  leadership  had  remained   unusually   narrow,   with  size  the  chief
differential in performance.

     As a result, big growth companies became increasingly expensive, and the fear grew that any reversion to normal performance could be costly. A perception also arose, as the economy continued to grow, that perhaps the economic cycle wasn't ending but instead was beginning anew, kicking off another growth cycle. Given that forecast, economically sensitive companies (the industrials) were the likely beneficiaries.

     It's too early to tell whether this scenario will prove true, but the perception sparked an unusually robust short-term reaction.

GOOD BUSINESSES, GOOD STOCKS

     At American Century, we try hard not to overreact to short-term market developments. Our focus is on helping shareholders build their capital over time. We do that by owning the best businesses available, particularly those with accelerating rates of earnings growth, no matter which sector of the economy they represent.

[right margin]

"OVER THE PAST SEVERAL YEARS IT HAS BEEN FAR MORE TYPICAL FOR THE STOCKS OF MIDSIZE AND SMALL COMPANIES TO LAG, OFTEN BY SUBSTANTIAL MARGINS, THOSE OF LARGER COMPANIES, AND ESPECIALLY THOSE OF THE VERY LARGEST MULTINATIONAL COMPANIES."

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 1999
S&P 500                                    22.31%
S&P MIDCAP 400                             18.86%
RUSSELL 2000                               15.16%

Source: Lipper Inc.

These   indices    represent   the   performance   of   large-,    medium-   and
small-capitalization stocks.

[chart data shown below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 1999

            S&P 500      S&P Mid-Cap 400   Russell 2000
10/31/98     $1.00            $1.00            $1.00
11/30/98     $1.06            $1.05            $1.05
12/31/98     $1.12            $1.18            $1.12
 1/31/99     $1.17            $1.13            $1.13
 2/28/99     $1.13            $1.07            $1.04
 3/31/99     $1.18            $1.10            $1.06
 4/30/99     $1.22            $1.19            $1.15

Value on 4/30/99
S&P 500  $1.22
S&P MidCap 400  $1.19
Russell 2000  $1.15


                                                   www.americancentury.com     3




Ultra--Performance
------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 1999

                INVESTOR CLASS        ADVISOR CLASS         INSTITUTIONAL CLASS
               (INCEPTION 11/2/81)   (INCEPTION 10/2/96)   (INCEPTION 11/14/96)
                ULTRA    S&P 500      ULTRA    S&P 500      ULTRA    S&P 500

6 MONTHS*       29.76%   22.31%       29.62%   22.31%       29.91%   22.31%
1 YEAR          25.52%   21.80%       25.21%   21.80%       25.79%   21.80%

AVERAGE ANNUAL RETURNS

3 YEARS         24.75%   29.04%          --       --            --       --
5 YEARS         22.97%   26.82%          --       --            --       --
10 YEARS        22.22%   18.77%          --       --            --       --
LIFE OF FUND    19.04%   18.34%        26.11%   30.95%        26.00%   29.53%

* Returns for periods less than one year are not annualized.

See pages 31-34 for information about share classes, the S&P 500 Index, and returns.

[chart data shown below]

GROWTH OF $10,000 OVER 10 YEARS

             Ultra      S&P 500
Date         Value       Value
4/30/89     $10,000     $10,000
4/30/90     $10,058     $11,052
4/30/91     $15,742     $12,995
4/30/92     $18,948     $14,814
4/30/93     $21,838     $16,180
4/30/94     $26,463     $17,039
4/30/95     $28,107     $20,011
4/30/96     $38,343     $26,050
4/30/97     $42,442     $32,594
4/30/98     $59,313     $45,977
4/30/99     $74,447     $55,922

Value on 4/30/99
Ultra  $74,447
S&P 500  $55,922


The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The S&P 500 Index is provided for comparison in each graph. Ultra's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[chart data shown below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING APRIL 30)

            Ultra       S&P 500
Date        Return      Return
4/30/90      0.58%      10.44%
4/30/91     56.51%      17.56%
4/30/92     20.37%      14.05%
4/30/93     15.25%       9.22%
4/30/94     21.18%       5.33%
4/30/95      6.21%      17.42%
4/30/96     36.42%      30.13%
4/30/97     10.69%      25.10%
4/30/98     39.75%      41.01%
4/30/99     25.52%      21.80%


4     1-800-345-2021




Ultra--Q&A
------------------------------------------------------------------------

[photo of John Sykora, Jim Stowers III and Bruce Wimberly]
John Sykora, Jim Stowers III and Bruce Wimberly, portfolio managers on the Ultra investment team

     An interview with Jim Stowers III, John Sykora and Bruce Wimberly, portfolio managers on the Ultra investment team.


HOW DID THE FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1999? (1)

     Ultra turned in strong results. It gained 29.76% over the six months, well above the 22.31% increase posted by the Standard & Poor's 500 Index. That performance landed Ultra in the top 20% of its peer group (189th out of 1,115 growth funds) for the six-month period, according to Lipper Inc.(2)

     Ultra is in an enviable position, with its largest holdings turning in the best results. Maintaining large positions in successful companies is a hallmark of our earnings-based investment approach. The fund's 10 largest holdings accounted for about 40% of assets, and seven of its best contributors were on that short list.

WHICH COMPANIES OR SECTORS CONTRIBUTED TO PERFORMANCE?

     As was the case six months ago, America Online (AOL), the nation's largest online service, was Ultra's top contributor. The stock, our third-largest holding at about 5% of the fund, gained a stunning 349%. AOL's membership, usage, and advertising revenues continue to climb.

     Our other top contributors haven't changed much from our last report to you. Ultra's positions in telecommunications companies, the major carriers of Internet traffic, continued to post strong gains. MCI WorldCom, our second-largest  holding,  fared  extremely  well.  Revenues  from  its  Internet business rose 60% in the first quarter of 1999. This company provides many needed services -- voice, data, Internet, and international traffic. In many cases, it can transport these communications almost anywhere in the world without leaving its own network, a significant competitive advantage. Telecommunications companies account for almost 12% of our portfolio, our largest industry weighting. This is a high-confidence sector for us.

     Time Warner, another top-10 holding, saw its shares climb 50% over the six-month period, as investors recognized the leadership position the company is taking in the cable TV, entertainment, and publishing industries. A number of positive trends are at work in the cable industry, including emerging consumer demand for digital cable services that should bode well for future growth. This is also an industry with true pricing power. Time Warner has invested heavily to expand the capacity of its cable network, and in doing so has positioned itself well. Over the next few years, capital spending on its cable plant is going to decline at the same time revenues from value-added services such as digital cable and video-on-demand are rising.

(1) All fund returns referenced in this interview are for Investor Class shares.
(2) According to Lipper for the periods ending April 30, Ultra was ranked 189 out of 1,035, in the top 19% for one year; 128 out of 391, top 33% for five years; and 4 out of 171, top 3% for 10 years. Lipper rankings are based on average annual total returns. Past performance is no guarantee of future results.

[right margin]

"ULTRA IS IN AN ENVIABLE POSITION, WITH ITS LARGEST HOLDINGS TURNING IN THE BEST RESULTS."

PORTFOLIO AT A GLANCE
                        4/30/99          10/31/98
NO. OF COMPANIES          192               193
MEDIAN P/E RATIO         33.9              32.0
MEDIAN MARKET           $19.7             $17.4
  CAPITALIZATION        BILLION           BILLION
PORTFOLIO TURNOVER        17%(1)           128%(2)
EXPENSE RATIO (FOR
  INVESTOR CLASS)       1.00%(3)          1.00%

(1)  Six months ended 4/30/99.
(2)  Year ended 10/31/98.
(3)  Annualized.

Investment terms are defined in the Glossary on pages 33-34.


                                                   www.americancentury.com     5




Ultra--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Cable networks have the capacity to carry large amounts of voice, data and video to the home; we feel they are the communications pipelines of the future. As a result, we're seeing front-page stories about marriages between cable companies and other businesses that want direct access to millions of U.S. households. This very situation was played out during the period with one of our largest and best-performing holdings, Tele-Communications, Inc. AT&T acquired this nationwide cable TV provider in March, instantly making the telephone company the largest owner of cable homes. AT&T clearly intends to be a dominant player in the delivery of communications services via cable. The company is now one of Ultra's larger holdings.

     Our optimism in a leading financial services company, American International Group, also paid off. AIG, a premier international provider of insurance products, benefited from a flight to quality by financial services consumers in Asia and emerging markets. We took advantage of share price weakness in financial companies last fall and added to our position in AIG. During the period, AIG completed its purchase of SunAmerica, an industry leader in variable annuity products--and a great fit. The acquisition extends SunAmerica's reach into international markets, particularly in Asia.

PHARMACEUTICAL COMPANIES REPRESENTED YOUR SECOND-LARGEST WEIGHTING, YET THEIR PERFORMANCE WAS SOMEWHAT SLUGGISH. IS THIS STILL A HIGH-CONFIDENCE AREA FOR ULTRA?

     We didn't get the boost we'd hoped for from our double-digit weighting in pharmaceuticals. The big, household-name drug companies were the darlings of 1998 as investors sought safety amid concerns about the economy. Thus far in 1999, however, with the economy continuing to hum, investors have been giving drug stocks a breather while they turn to faster-growing technology companies. In addition, we've begun to see more head-to-head competition between drug companies as various drugs come off patents, a potential pressure on earnings. Just the same, we think this sector has plenty of long-term promise. Pfizer is a good example of the type of pharmaceutical company we want to own. Its pipeline of new drugs is strong. Pfizer makes Viagra and is co-marketing a new arthritis medication called Celebrex.

WHICH STOCKS OR SECTORS HURT PERFORMANCE?

     If we had it to do over again, we would have held our positions in financial stocks -- firms such as Chase Manhattan, CitiGroup and BankAmerica -- when their shares declined last fall as a result of financial turmoil in emerging markets. We

[left margin]

TOP TEN HOLDINGS
                       % OF FUND INVESTMENTS
                       AS OF      AS OF
                       4/30/99    10/31/98
MICROSOFT CORP.        5.3%       4.3%
MCI WORLDCOM, INC.     5.1%       4.5%
AMERICA ONLINE INC.    4.9%       1.8%
AMERICAN
   INTERNATIONAL
   GROUP, INC.         4.7%       3.5%
TIME WARNER INC.       4.3%       3.4%
AT&T CORP.             4.0%         0%(1)
GENERAL ELECTRIC CO.
   (U.S.)              3.4%       3.5%
PFIZER, INC.           2.6%       3.0%
COCA-COLA COMPANY
   (THE)               2.6%       1.3%
AT&T CORP. -
   LIBERTY MEDIA
   GROUP CL A          2.5%       1.0%(2)

TOP FIVE INDUSTRIES
                       % OF FUND INVESTMENTS
                       AS OF      AS OF
                       4/30/99    10/31/98
TELEPHONE
   COMMUNICATIONS     11.7%      10.6%(3)
PHARMACEUTICALS       11.7%      15.4%
COMPUTER SOFTWARE
   & SERVICES         11.1%       6.5%
BROADCASTING &
   MEDIA               8.9%       9.1%(3)
DIVERSIFIED
   COMPANIES           6.3%       6.0%

(1) AT&T was held at 10/31/98, but it represented less than 0.05% of the investments.
(2)  Represents  Liberty Media Group shares owned by the fund.
(3)  Percentages   have   been   adjusted   to   reflect    security    industry
     reclassification.


6     1-800-345-2021




Ultra--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

sharply reduced our positions, only to see the stocks rally shortly after rate cuts by the Federal Reserve. As a result, we were somewhat light in a part of the market that ended up performing well.

WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO SINCE THE ANNUAL REPORT?

     We sold Ultra's stake in Philip Morris. Continuing lawsuits (some going against the cigarette companies), coupled with uncertainty about future growth in U.S. and overseas markets, have raised the risk associated with tobacco shares.

     We also closed out holdings in several energy companies, among them Chevron, Exxon and Royal Dutch Petroleum, which accounted for almost 4% of assets at the start of the period. These companies had been steady performers during a period of economic uncertainty. But as the economy continued its strong pace into this year, we sought out faster-growing businesses.

     The growing use of local advertising via the Internet led us to rethink small holdings in newspaper companies, including the New York Times and News Corp. Ltd. We lightened up on those stocks as well.

WHAT'S YOUR STRATEGY AND OUTLOOK FOR ULTRA GOING FORWARD?

     The investment approach that drives Ultra is simple, disciplined, and powerful. We think the best place for your money over time is in decidedly successful businesses. Our radar screens are designed to flag firms that are doing better this quarter than the previous one and the one before that; companies whose businesses are growing -- today. As you examine our investments, we think you'll see some common characteristics among the companies Ultra owns. We look for smart, well-run, highly profitable businesses, leaders in their respective industries, firms with pricing power, and growing market share. That thinking has rewarded investors in Ultra over the years, and we think it will continue to do so in the future.

[right margin]

"WE LOOK FOR SMART, WELL-RUN, HIGHLY PROFITABLE BUSINESSES . . ."

[pie chart data shown below]

TYPES OF INVESTMENTS IN THE PORTFOLIO

AS OF APRIL 30, 1999
U.S. Stocks                        97.8%
Temporary Cash Investments          1.3%
Foreign & U.S. Preferred Stock      0.5%
Foreign Stocks                      0.4%

AS OF OCTOBER 31, 1998
U.S. Stocks                        94.1%
Temporary Cash Investments          3.3%
Foreign & U.S. Preferred Stock      1.0%
Foreign Stocks                      1.6%


                                                   www.americancentury.com     7




Ultra--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

Shares                     ($ in Thousands)                               Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.2%

AEROSPACE & DEFENSE -- 0.2%
      20,000  General Dynamics Corp.                            $         1,405
      10,000  Textron Inc.                                                  921
     445,000  United Technologies Corp.                                  64,469
                                                                      ----------
                                                                         66,795
                                                                      ----------
AIRLINES(1)
      30,000  Southwest Airlines Co.                                        977
                                                                      ----------
AUTOMOBILES & AUTO PARTS(1)
     100,000  Ford Motor Co.                                              6,394
      45,000  General Motors Corp.                                        4,002
                                                                      ----------
                                                                         10,396
                                                                      ----------
BANKING -- 2.9%
      20,000  BB&T Corp.                                                    799
   9,590,000  Bank of New York Co., Inc. (The)                          383,600
     115,000  BankAmerica Corp.                                           8,280
      30,000  BankBoston Corp.                                            1,470
   1,475,000  Chase Manhattan Corp.                                     122,056
   2,805,000  Citigroup Inc.                                            211,076
      20,000  Fifth Third Bancorp                                         1,433
      40,000  Firstar Corp.                                               1,203
      20,000  Huntington Bancshares Inc.                                    708
     715,000  Mellon Bank Corp.                                          53,133
     228,171  Northern Trust Corp.                                       21,206
   4,285,000  Wells Fargo & Co.                                         185,058
                                                                      ----------
                                                                        990,022
                                                                      ----------
BIOTECHNOLOGY -- 0.1%
     240,000  Amgen Inc.(2)                                              14,737
      10,000  Biogen, Inc.(2)                                               951
       5,000  Immunex Corp.(2)                                              477
                                                                      ----------
                                                                         16,165
                                                                      ----------
BROADCASTING & MEDIA -- 8.9%
  13,362,200  AT&T Corp. -- Liberty Media Group Cl A(2)                 853,511
      70,000  CBS Corporation(2)                                          3,189
   1,480,300  Clear Channel Communications, Inc.(2)                     102,881
   8,020,000  Comcast Corp. Cl A                                        526,814
      15,000  Cox Communications, Inc. Cl A(2)                            1,191
     350,000  Jacor Communications, Inc.(2)                              28,066
  21,022,200  Time Warner Inc.                                        1,471,554
   1,400,000  USA Networks Inc.(2)                                       52,325
                                                                      ----------
                                                                      3,039,531
                                                                      ----------
BUSINESS SERVICES & SUPPLIES(1)
      30,000  Omnicom Group Inc.                                          2,175
      30,000  Paychex, Inc.                                               1,530
                                                                      ----------
                                                                          3,705
                                                                      ----------

Shares                     ($ in Thousands)                               Value
--------------------------------------------------------------------------------
CHEMICALS & RESINS(1)
      15,000  Dow Chemical Co.                                   $        1,968
      60,000  du Pont (E.I.) de Nemours & Co.                             4,238
      15,000  Rohm and Haas Co.                                             672
                                                                      ----------
                                                                          6,878
                                                                      ----------
COMMUNICATIONS EQUIPMENT -- 2.5%
      30,000  ADC Telecommunications, Inc.(2)                             1,438
      30,000  Ascend Communications, Inc.(2)                              2,897
      15,000  Corning Inc.                                                  859
   3,765,000  Lucent Technologies Inc.                                  226,371
   6,585,000  MediaOne Group Inc.(2)                                    537,089
      40,000  Motorola, Inc.                                              3,205
     355,000  QUALCOMM Inc.(2)                                           70,878
                                                                      ----------
                                                                        842,737
                                                                      ----------
COMPUTER PERIPHERALS -- 4.1%
   4,942,000  Cisco Systems Inc.(2)                                     563,851
   7,700,000  EMC Corp. (Mass.)(2)                                      838,819
                                                                      ----------
                                                                      1,402,670
                                                                      ----------
COMPUTER SOFTWARE & SERVICES -- 11.1%
  11,588,400  America Online Inc.                                     1,654,244
      35,000  Automatic Data Processing, Inc.                             1,557
      10,000  BMC Software, Inc.(2)                                         430
   3,835,200  Compuware Corp.(2)                                         93,363
     515,000  First Data Corp.                                           21,855
   4,562,200  IMS Health Inc.                                           136,866
  22,189,600  Microsoft Corp.(2)                                      1,803,598
     372,500  Oracle Systems Corp.(2)                                    10,081
     435,000  Siebel Systems, Inc.(2)                                    16,734
      15,000  Unisys Corp.(2)                                               472
     210,000  Veritas Software Corp.(2)                                  14,963
     125,000  Yahoo! Inc.(2)                                             21,828
                                                                      ----------
                                                                      3,775,991
                                                                      ----------
COMPUTER SYSTEMS -- 3.5%
   9,187,200  Dell Computer Corp.(2)                                    378,111
   3,456,200  International Business Machines Corp.                     722,994
   1,305,000  Sun Microsystems, Inc.(2)                                  78,096
                                                                      ----------
                                                                      1,179,201
                                                                      ----------
CONSUMER PRODUCTS -- 3.9%
      10,000  Avon Products, Inc.                                           543
   1,244,000  Colgate-Palmolive Co.                                     127,432
      10,000  Estee Lauder Companies, Inc.                                1,001
  11,040,000  Gillette Company                                          576,150
   6,543,200  Procter & Gamble Co. (The)                                613,834
      10,000  Ralston Purina Co.                                            305
                                                                      ----------
                                                                      1,319,265
                                                                      ----------

                                              See Notes to Financial Statements


8     1-800-345-2021




Ultra--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1999 (UNAUDITED)

Shares                     ($ in Thousands)                               Value
--------------------------------------------------------------------------------
DIVERSIFIED COMPANIES -- 6.3%
       5,691  Berkshire Hathaway Inc. Cl A(2)                      $    434,792
       2,006  Berkshire Hathaway Inc. Cl B(2)                             4,955
  10,937,500  General Electric Co. (U.S.)                             1,153,906
      10,000  Honeywell Inc.                                                948
      20,000  Minnesota Mining & Manufacturing Co.                        1,780
   6,918,060  Tyco International Ltd.                                   562,092
                                                                      ----------
                                                                      2,158,473
                                                                      ----------
ELECTRICAL & ELECTRONIC COMPONENTS -- 3.7%
      20,000  Altera Corp.(2)                                             1,447
      10,000  Eaton Corp.                                                   917
  11,612,000  Intel Corp.                                               710,146
     460,000  KLA-Tencor Corporation(2)                                  22,770
   1,998,600  Linear Technology Corp.                                   113,795
   1,985,000  Maxim Integrated Products, Inc.(2)                        111,532
      10,000  Rockwell International Corp.                                  516
     621,000  Solectron Corp.(2)                                         30,119
   2,102,700  Texas Instruments Inc.                                    214,738
     820,000  Xilinx, Inc.(2)                                            37,515
                                                                      ----------
                                                                      1,243,495
                                                                      ----------
ENERGY -- 1.2%
   5,318,000  Enron Corp.                                               400,180
                                                                      ----------
ENERGY (PRODUCTION & MARKETING)(1)
     125,000  American Power Conversion Corp.(2)                          4,121
      20,000  Atlantic Richfield Co.                                      1,679
      15,000  Mobil Corp.                                                 1,571
      10,000  Phillips Petroleum Co.                                        506
      15,000  Unocal Corp.                                                  623
                                                                      ----------
                                                                          8,500
                                                                      ----------
ENVIRONMENTAL SERVICES -- 2.3%
  13,671,422  Waste Management, Inc.                                    772,435
                                                                      ----------
FINANCIAL SERVICES -- 4.4%
   1,754,200  American Express Co.                                      229,252
       5,000  Ameritrade Holding Corp. Cl A(2)                              669
     467,832  Associates First Capital Corp.                             20,731
      15,000  Capital One Financial Corp.                                 2,605
      10,000  Donaldson, Lufkin & Jenrette, Inc.                            699
      20,000  Equitable Companies Inc.                                    1,346
   8,766,400  Fannie Mae                                                621,867
   7,505,500  Federal Home Loan Mortgage Corporation                    470,970
      35,000  Household International, Inc.                               1,761
       7,000  Kansas City Southern Industries, Inc.                         417
       4,000  Knight/Trimark Group, Inc. Cl A(2)                            614
      20,000  Merrill Lynch & Co., Inc.                                   1,679
     665,000  Morgan Stanley Dean Witter, Discover & Co.                 65,960
      25,000  Paine Webber Group, Inc.                                    1,173
     996,400  Price (T. Rowe) Associates, Inc.                           37,583
      10,500  Providian Financial Corp.                                   1,355

Shares                     ($ in Thousands)                               Value
--------------------------------------------------------------------------------
      85,000  Schwab (Charles) Corp.                             $        9,329
     375,000  State Street Corp.                                         32,813
      30,000  Washington Mutual, Inc.                                     1,234
                                                                      ----------
                                                                      1,502,057
                                                                      ----------
FOOD & BEVERAGE -- 3.6%
      35,000  Anheuser-Busch Companies, Inc.                              2,559
       5,000  Bestfoods                                                     251
  13,061,700  Coca-Cola Company (The)                                   888,196
   4,350,000  Coca-Cola Enterprises, Inc.                               150,075
      15,000  Kellogg Co.                                                   555
   4,505,000  PepsiCo, Inc.                                             166,403
      10,000  Quaker Oats Co. (The)                                         646
                                                                      ----------
                                                                      1,208,685
                                                                      ----------
HEALTHCARE(1)
      10,000  Aetna Inc.                                                    877
                                                                      ----------
INDUSTRIAL EQUIPMENT & MACHINERY(1)
      20,000  Dover Corp.                                                   739
                                                                      ----------
INSURANCE -- 4.7%
      30,000  AFLAC Inc.                                                  1,627
  13,495,325  American International Group, Inc.                      1,584,857
      15,000  Marsh & McLennan Companies, Inc.                            1,148
                                                                      ----------
                                                                      1,587,632
                                                                      ----------
LEISURE -- 1.4%
      85,000  Carnival Corp. Cl A                                         3,506
   1,500,000  Disney (Walt) Co.                                          47,625
      20,000  Eastman Kodak Co.                                           1,493
      10,000  Harley-Davidson, Inc.                                         596
     236,000  Viacom, Inc. Cl A(2)                                        9,573
  10,468,000  Viacom, Inc. Cl B(2)                                      427,880
                                                                      ----------
                                                                        490,673
                                                                      ----------
MACHINERY & EQUIPMENT -- 0.1%
     625,000  Applied Materials, Inc.(2)                                 33,496
      10,000  Danaher Corp.                                                 664
                                                                      ----------
                                                                         34,160
                                                                      ----------
MEDICAL EQUIPMENT & SUPPLIES -- 2.1%
      30,000  Boston Scientific Corp.(2)                                  1,277
   2,880,000  Guidant Corp.                                             154,620
   7,866,700  Medtronic, Inc.                                           565,911
                                                                      ----------
                                                                        721,808
                                                                      ----------
OFFICE EQUIPMENT & SUPPLIES(1)
      25,000  Avery Dennison Corp.                                        1,706
      20,000  Pitney Bowes Inc.                                           1,399
                                                                      ----------
                                                                          3,105
                                                                      ----------
PAPER & FOREST PRODUCTS(1)
      15,000  Georgia-Pacific Corp.                                       1,388
      40,000  Kimberly-Clark Corp.                                        2,453
      25,000  Weyerhaeuser Co.                                            1,678
                                                                      ----------
                                                                          5,519
                                                                      ----------

See Notes to Financial Statements


                                                   www.americancentury.com     9




Ultra--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1999 (UNAUDITED)

Shares                     ($ in Thousands)                               Value
--------------------------------------------------------------------------------
PERSONAL SERVICES -- 0.4%
   2,575,000  Block (H&R), Inc.                                    $    123,922
                                                                      ----------
PHARMACEUTICALS -- 11.7%
     120,000  Abbott Laboratories                                         5,812
      10,000  Allergan, Inc.                                                899
   3,378,300  American Home Products Corp.                              206,076
   8,841,800  Bristol-Myers Squibb Co.                                  562,007
   1,034,300  Elan Corp., plc ADR(2)                                     53,266
      10,000  Genentech, Inc.(2)                                            846
   4,868,000  Johnson & Johnson                                         474,630
   4,142,000  Lilly (Eli) & Co.                                         304,955
   9,505,800  Merck & Co., Inc.                                         667,782
   7,720,500  Pfizer, Inc.                                              888,340
   1,050,000  Pharmacia & Upjohn Inc.                                    58,800
   7,408,400  Schering-Plough Corp.                                     357,918
   5,644,900  Warner-Lambert Co.                                        383,500
                                                                      ----------
                                                                      3,964,831
                                                                      ----------
PRINTING & PUBLISHING(1)
      15,000  Tribune Co.                                                 1,252
                                                                      ----------
RAILROAD(1)
      15,000  CSX Corp.                                                     739
      30,000  Union Pacific Corp.                                         1,800
                                                                      ----------
                                                                          2,539
                                                                      ----------
RESTAURANTS -- 0.6%
   5,055,000  McDonald's Corp.                                          214,206
                                                                      ----------
RETAIL (APPAREL) -- 0.1%
      80,000  Abercrombie & Fitch Co. Cl A(2)                             7,610
     110,000  Gap, Inc. (The)                                             7,322
      20,000  Intimate Brands, Inc.                                       1,000
      30,000  Limited, Inc. (The)                                         1,313
                                                                      ----------
                                                                         17,245
                                                                      ----------
RETAIL (FOOD & DRUG) -- 0.7%
       5,000  Albertson's, Inc.                                             257
      20,000  CVS Corp.                                                     952
   3,425,000  Safeway Inc.(2)                                           184,736
      20,000  SYSCO Corp.                                                   594
   2,245,000  Walgreen Co.                                               60,334
                                                                      ----------
                                                                        246,873
                                                                      ----------
RETAIL (GENERAL MERCHANDISE) -- 2.7%
   1,929,000  Costco Companies, Inc.(2)                                 156,068
   1,394,500  Dayton Hudson Corp.                                        93,867
      15,000  Federated Department Stores, Inc.(2)                          700
      10,000  Kohl's Corp.(2)                                               664
  14,290,600  Wal-Mart Stores, Inc.                                     657,368
                                                                      ----------
                                                                        908,667
                                                                      ----------

Shares                     ($ in Thousands)                               Value
--------------------------------------------------------------------------------
RETAIL (INTERNET)(1)
      30,000  Amazon.com, Inc.(2)                               $         5,161
      10,000  eBay Inc.(2)                                                2,081
                                                                      ----------
                                                                          7,242
                                                                      ----------
RETAIL (SPECIALTY) -- 1.1%
     465,000  Best Buy Co., Inc.(2)                                      22,204
   5,831,000  Home Depot, Inc.                                          349,496
      20,000  Lowe's Companies, Inc.                                      1,055
     150,000  Staples, Inc.(2)                                            4,505
       6,000  Tandy Corp.                                                   435
                                                                      ----------
                                                                        377,695
                                                                      ----------
TELEPHONE COMMUNICATIONS -- 11.7%
  27,078,810  AT&T Cor                                                1,367,480
       5,000  ALLTEL Corp.                                                  337
   2,427,800  Ameritech Corp.                                           166,153
   2,649,800  BellSouth Corp.                                           118,579
      10,000  Frontier Corp.                                                552
      25,000  Global Crossing Holdings Ltd.(2)                            1,356
  21,095,374  MCI WorldCom, Inc.(2)                                   1,733,117
      35,000  Qwest Communications International Inc.(2)                  2,989
  10,720,000  SBC Communications Inc.                                   600,320
      35,000  Sprint Corp.                                                3,590
                                                                      ----------
                                                                      3,994,473
                                                                      ----------
TEXTILES & APPAREL(1)
      35,000  NIKE, Inc.                                                  2,177
                                                                      ----------
TRANSPORTATION(1)
       7,000  Hertz Corp. Cl A                                              418
                                                                      ----------
UTILITIES(1)
      10,000  Dominion Resources, Inc. (Va.)                                411
      10,000  PECO Energy Co.                                               474
                                                                      ----------
                                                                            885
                                                                      ----------
WIRELESS COMMUNICATIONS -- 2.2%
   6,881,000  AirTouch Communications, Inc.(2)                          642,513
     540,000  Nokia Corp. ADR Cl A                                       40,061
      69,800  Vodafone Group plc ADR                                     12,520
   3,527,000  Vodafone Group plc ORD                                     64,948
                                                                      ----------
                                                                        760,042
                                                                      ----------
TOTAL COMMON STOCKS                                                  33,415,138
   (Cost $19,976,078)                                                 ----------

                                              See Notes to Financial Statements


10     1-800-345-2021




Ultra--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1999 (UNAUDITED)

Shares                     ($ in Thousands)                               Value
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.5%

PRINTING & PUBLISHING
   5,217,000  News Corp. Ltd. ADR                                  $    159,445
   (Cost $96,137)                                                     ----------

TEMPORARY CASH INVESTMENTS -- 1.3%
    $101,000  FHLB Discount Notes, 4.89%, 5/3/99(3)                     101,000
Repurchase Agreement, BA Security Services, Inc.
  (U.S. Treasury obligations), in a joint trading account
  at 4.80%, dated 4/30/99, due 5/3/99 (Delivery
  value $154,362)                                                       154,300
Repurchase Agreement, Merrill Lynch & Co., Inc.
  (U.S. Treasury obligations), in a joint trading account
  at 4.80%, dated 4/30/99, due 5/3/99 (Delivery
  value $200,980)                                                       200,900
                                                                      ----------
TOTAL TEMPORARY CASH INVESTMENTS                                        456,200
   (Cost $456,173)                                                    ----------

TOTAL INVESTMENT SECURITIES -- 100.0%                               $34,030,783
   (Cost $20,528,388)                                               ============

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
                ($ in Thousands)
   Contracts       Settlement            Unrealized
    to Sell           Date       Value      Gain
56,425,135 EURO     5/28/99     $59,770     $355
                               ====================
(Value on Settlement Date $60,125)

Forward foreign currency exchange contracts are used by the portfolio management team in an effort to protect foreign investments against declines in foreign currencies. This is also known as hedging. The contracts are called "forward" because they allow your fund to exchange a foreign currency for U.S. dollars at a date in the future --and at a price (known as the exchange rate) agreed upon when the contract is initially entered into.

NOTES TO SCHEDULE OF INVESTMENTS ADR = American Depositary Receipt FHLB = Federal Home Loan Bank ORD = Foreign Ordinary Share
(1)  Industry is less than 0.05% of total investment securities.
(2)  Non-income producing.
(3)  Rate disclosed is the yield to maturity at purchase.

UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.
The schedule includes:
* a list of each investment
* the number of shares of each stock
* the market value of each investment
* the percentage of total investments in each industry
* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                 www.americancentury.com     11




Vista--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 1999

              INVESTOR CLASS          ADVISOR CLASS          INSTITUTIONAL CLASS
             (INCEPTION 11/25/83)    (INCEPTION 10/2/96)    (INCEPTION 11/14/96)
                     RUSSELL 2500            RUSSELL 2500           RUSSELL 2500
              VISTA  GROWTH INDEX     VISTA  GROWTH INDEX    VISTA  GROWTH INDEX
6 MONTHS(1)   23.19%    25.46%        22.97%    25.46%       23.39%    25.46%
1 YEAR       -15.78%    -1.79%       -15.99%    -1.79%      -15.50%    -1.79%

AVERAGE ANNUAL RETURNS

3 YEARS      -6.71%      8.36%         --         --           --         --
5 YEARS       7.77%     14.62%         --         --           --         --
10 YEARS      9.68%     13.01%         --         --           --         --
LIFE OF FUND 10.33%     N/A(2)        -9.33%     9.89%(3)    -6.67%    10.41%(4)

(1)  Returns for periods less than one year are not annualized.
(2)  Benchmark began 1/1/86.
(3) Since 9/30/96, the date nearest the class's inception for which data are available.
(4) Since 11/30/96, the date nearest the class's inception for which data are available.

See pages 31-34 for information about share classes, the Russell 2500 Growth Index, and returns.

[chart data shown below]

GROWTH OF $10,000 OVER 10 YEARS

             Vista       Russell 2500 Growth
Date         Value       Value
4/30/89     $10,000     $10,000
4/30/90     $11,507     $10,384
4/30/91     $13,178     $12,134
4/30/92     $15,497     $14,047
4/30/93     $16,029     $15,015
4/30/94     $17,346     $17,174
4/30/95     $21,069     $19,182
4/30/96     $31,060     $26,699
4/30/97     $23,742     $24,836
4/30/98     $29,946     $34,589
4/30/99     $25,216     $33,969

Value on 4/30/99
Russell 2500 Growth  $33,969
Vista  $25,216

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The Russell 2500 Growth Index is provided for comparison in each graph. Vista's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell 2500 Growth Index do not. The graphs are based on Investor Class shares only;
performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[chart data shown below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING APRIL 30)

            Vista     Russell 2500 Growth
Date        Return    Return
4/30/90     15.07     3.84
4/30/91     14.52    16.85
4/30/92     17.60    15.77
4/30/93      3.43     6.89
4/30/94      8.22    14.38
4/30/95     21.46    11.69
4/30/96     47.42    39.19
4/30/97    -23.56    -6.98
4/30/98     26.13    39.27
4/30/99    -15.78    -1.79


12     1-800-345-2021




Vista--Q&A
--------------------------------------------------------------------------------

[photo of Arnie Douville and Glenn Fogle]
Arnie Douville and Glenn Fogle, portfolio managers on the Vista investment team

     An interview with Glenn Fogle and Arnie Douville, portfolio managers on the American Century Vista investment team.

HOW DID VISTA PERFORM DURING THE FIRST SIX MONTHS OF ITS FISCAL YEAR?*

     Vista gained 23.19% for the six months ended April 30, 1999. Its benchmark, the Russell 2500 Growth Index, was up 25.46%. This represents the best six-month period for the fund in over three years.

WHAT HELPED VISTA ACHIEVE THIS PERFORMANCE?

     In our last report to you, we discussed several steps we were taking to improve Vista's performance. We have fine-tuned our proprietary database that tracks the 2,000 growth companies in Vista's mid-cap universe to help us find more companies at the "sweet spot" -- that moment when earnings are just beginning to accelerate. In addition, our information systems are examining and measuring our stock selections and industry weightings against key mid-cap benchmarks to help enable Vista to continue to perform more in line with other funds in its asset class. This should not be construed as any sort of "indexing" effort, but as a check on the construction of our portfolio. Next, we have increased Vista's exposure to a broader group of industries and sectors. Vista will still lean toward the fastest-growing sectors of the economy -- many of them high technology in nature -- but we also want to make sure that we don't overlook other sectors experiencing good performance.

     Another important step has been to improve our timing. We're seeking to purchase companies earlier in their growth cycle before their potential has been widely recognized by the market, putting us in position to capture more of their price gains.

WHICH SECTORS OR STOCKS CONTRIBUTED TO VISTA'S RESULTS?

     The biggest contributors to the fund's performance, and among the strongest areas in the market as a whole, were companies involved in three major industries -- electric and electronic components, communications equipment, and computer software and services. Together, firms in those sectors account for more than a third of Vista's assets.

     The Internet has been a major growth driver for all kinds of high-tech firms, whether they're in the equipment end of the business or on the content side. Our best Internet stocks included one of our largest holdings, At Home Corp., an Internet access service transmitted over cable, and Excite, an Internet access portal that At Home acquired during the period. As of March 31, 1999, At Home had 460,000 cable modem subscribers across North America, an increase of 413% from 90,000 subscribers a year earlier. The stock gained 225% during the six months.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"THIS REPRESENTS THE BEST SIX-MONTH PERIOD FOR THE FUND IN OVER THREE YEARS."

PORTFOLIO AT A GLANCE
                        4/30/99         10/31/98
NO. OF COMPANIES          70                83
MEDIAN P/E RATIO          31.5             28.4
MEDIAN MARKET            $3.87            $3.24
  CAPITALIZATION        BILLION          BILLION
PORTFOLIO TURNOVER        123%(1)          229%(2)
EXPENSE RATIO (FOR
  INVESTOR CLASS)        1.00%(3)         1.00%

(1)  Six months ended 4/30/99.
(2)  Year ended 10/31/98.
(3)  Annualized.

Investment terms are defined in the Glossary on pages 33-34.


                                                 www.americancentury.com     13




Vista--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Other companies benefiting indirectly from the Internet phenomenon were Ascend Communications, which provides components for the telecommunications backbone of the Internet, and Uniphase, a manufacturer of fiber optic telecommunications equipment and laser systems. Ascend supplies data switches for Internet access providers and carriers, and has agreed to be purchased by Lucent Technologies in an all-stock deal worth $20 billion. We sold the stock near the end of the period because the market value of the combined company would exceed our capitalization requirements.

WHAT ELSE BESIDES TECHNOLOGY ISSUES BENEFITED THE FUND?

     There were positive contributions among the top 10 holdings from non-technology industries such as financial services and retail. Our investment in consumer lender Providian Financial Corp. is a result of the fact that consumers continue to spend more than they save. Credit card issuers like Providian are benefiting from customers carrying higher balances, as well as increased sales of fee-based services and other types of loans.

     AnnTaylor Stores was a turnaround story in 1998 after experiencing several years of disappointing sales. The clothing chain refreshed its merchandise last year and recovered its core base of upscale consumers. Improved customer service and marketing programs also helped attract younger women. AnnTaylor's share price rose 64% over the six months.

WHAT WERE SOME INVESTMENT DECISIONS THAT HURT PERFORMANCE?

     Our holdings in computer wholesalers did not perform as expected. CHS Electronics and Micro Warehouse were both squeezed by a drop in overall demand for personal computers, and the fact that more consumers are electing to purchase computers directly from manufacturers like Dell Computer. CHS was also hurt by economic slowdowns in Europe and Latin America.

     Biotech company Protein Design Labs was another disappointment. PDL licenses its technology to other biotech companies. Over the period, however, investors seemed to favor larger biotech companies with new blockbuster drugs.

WHAT CHANGES DID YOU MAKE IN THE PORTFOLIO DURING THE SIX MONTHS?

     We significantly increased our investments in companies making electronic components (primarily computer chips) and communications equipment. Xilinx and Altera are two of our newer holdings in the electronic components field. They are both leading suppliers of programmable logic chips that are sold to electronic equipment manufacturers in computer systems, telecommunications and industrial markets.

     Qualcomm is a new holding in the communications equipment area. The company owns critical technology and patents for CDMA, the dominant wireless technology. We bought it when it became apparent that the industry would adopt a single worldwide standard incorporating Qualcomm's patents.

TOP TEN HOLDINGS
                       % OF FUND INVESTMENTS
                       AS OF         AS OF
                       4/30/99       10/31/98
UNIPHASE CORP.         5.1%          2.2%
QUALCOMM INC.          4.3%           --
ANNTAYLOR STORES
   CORP.               3.1%          2.3%
AT HOME CORP.
   SERIES A            2.9%          1.4%
CAPITAL ONE
   FINANCIAL CORP.     2.8%           --
FOODMAKER, INC.        2.8%          1.9%
ZIONS
   BANCORPORATION      2.6%          1.1%
NEWBRIDGE
   NETWORKS CORP.      2.6%           --
ECHOSTAR
   COMMUNICATIONS
   CORP.               2.6%           --
UNITED INTERNATIONAL
   HOLDINGS, INC.      2.5%           --

TOP FIVE INDUSTRIES
                       % OF FUND INVESTMENTS
                       AS OF         AS OF
                       4/30/99       10/31/98
ELECTRICAL &
   ELECTRONIC
   COMPONENTS          16.7%         2.7%
COMMUNICATIONS
   EQUIPMENT           10.4%         4.0%
BROADCASTING &
   MEDIA                8.8%          --
COMPUTER SOFTWARE
   & SERVICES           7.1%         7.1%
FINANCIAL SERVICES      6.9%         0.9%


14     1-800-345-2021




Vista--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     We sold most of our electric utility stocks, which comprised Vista's largest industry group -- 12.5% of the fund -- at the start of the period. We had been attracted to these stocks because they were experiencing earnings acceleration as a result of deregulation and a sustained period of low interest rates. Many of them had been excellent contributors to our results. But with growing uncertainty about the future direction of interest rates, we redeployed the money in stronger growth stories.

     We increased our holdings in media and broadcasting companies to over 8% of the fund. We don't own any of the big, well-known U.S. cable companies; they exceed our market capitalization guidelines. We do own international cable companies such as NTL and United International Holdings. UIH is a cable company based in Denver that owns cable systems in Europe, Australia and Latin America. NTL is a cable operator in the United Kingdom which also provides telephone and Internet services to its subscribers.

WHAT IS YOUR OUTLOOK FOR VISTA?

     Vista's performance and that of its peers shows that more and more investors are noticing the attractive prices of mid-cap growth stocks. We hope that sentiment will continue. A risk we will have to contend with along the way is the possibility of rising interest rates as the Federal Reserve attempts to keep inflation in check. Higher interest rates threaten corporate earnings, particularly those of small- and medium-sized firms that might not have the breadth of products or the financial war chests to ride out periods of slowing business conditions. In such an environment, however, when growth stories are relatively scarce, our investment approach of finding companies with accelerating growth can be an advantage as investors are willing to pay more of a premium for solidly growing companies.

[right margin]

"VISTA'S PERFORMANCE AND THAT OF ITS PEERS SHOWS THAT MORE AND MORE INVESTORS ARE NOTICING THE ATTRACTIVE PRICES OF MID-CAP GROWTH STOCKS."

[pie chart data shown below]

TYPES OF INVESTMENTS IN THE PORTFOLIO

AS OF APRIL 30, 1999
U.S. Stocks                96.1%
Temporary Cash Investments  2.9%
Foreign Stocks              1.0%

AS OF OCTOBER 31, 1998
U.S. Stocks                90.0%
Temporary Cash Investments  9.5%
Foreign Stocks              0.5%


                                                 www.americancentury.com     15




Vista--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

Shares                     ($ in Thousands)                               Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.1%

AUTOMOBILES & AUTO PARTS -- 2.7%
     200,000  Cooper Tire and Rubber Company                         $    4,388
     255,000  Johnson Controls, Inc.                                     18,599
                                                                      ----------
                                                                         22,987
                                                                      ----------
BANKING -- 3.7%
     280,000  UnionBanCal Corp.                                           9,608
     335,000  Zions Bancorporation                                       22,351
                                                                      ----------
                                                                         31,959
                                                                      ----------
BIOTECHNOLOGY -- 1.9%
     175,000  MedImmune, Inc.(1)                                          9,652
     400,000  Protein Design Labs, Inc.(1)                                6,188
                                                                      ----------
                                                                         15,840
                                                                      ----------
BROADCASTING & MEDIA -- 8.8%
     220,000  EchoStar Communications Corp. Cl A(1)                      22,075
     240,000  NTL Inc.(1)                                                18,292
     200,000  RCN Corp.(1)                                                9,662
      90,000  Telewest Communications plc ADR(1)                          4,163
     360,000  United International Holdings, Inc. Cl A(1)                21,488
                                                                      ----------
                                                                         75,680
                                                                      ----------
BUSINESS SERVICES & SUPPLIES -- 5.3%
     435,000  CSG Systems International, Inc.(1)                         16,883
     275,000  Quanta Services, Inc.(1)                                    7,923
     390,000  Quintiles Transnational Corp.(1)                           15,832
      80,000  Valassis Communications, Inc.(1)                            4,480
                                                                      ----------
                                                                         45,118
                                                                      ----------
COMMUNICATIONS EQUIPMENT -- 10.4%
     750,000  ANTEC Corp.(1)                                             20,414
     275,000  FORE Systems, Inc.(1)                                       9,264
     600,000  Newbridge Networks Corp.(1)                                22,350
     185,900  QUALCOMM Inc.(1)                                           37,116
                                                                      ----------
                                                                         89,144
                                                                      ----------
COMPUTER PERIPHERALS -- 1.1%
     335,000  Seagate Technology, Inc.(1)                                 9,338
                                                                      ----------
COMPUTER SOFTWARE & SERVICES -- 7.1%
     170,000  At Home Corp. Series A(1)                                  24,474
     850,000  Mentor Graphics Corp.(1)                                   10,333
     750,000  Novell, Inc.(1)                                            16,664
     100,000  Synopsys, Inc.(1)                                           4,744
      60,000  Veritas Software Corp.(1)                                   4,275
                                                                      ----------
                                                                         60,490
                                                                      ----------

Shares                     ($ in Thousands)                               Value
--------------------------------------------------------------------------------
ELECTRICAL & ELECTRONIC
COMPONENTS -- 16.7%
     190,000  ASM Lithography Holding N.V. New York Shares(1)        $    7,422
      60,000  Broadcom Corp. Cl A(1)                                      4,631
     180,000  KLA-Tencor Corporation(1)                                   8,910
     215,000  Micron Technology, Inc.(1)                                  7,982
      50,000  PMC-Sierra, Inc.(1)                                         4,797
      75,000  Qlogic Corp.(1)                                             5,250
     210,000  Sanmina Corp.(1)                                           13,926
     210,000  Sawtek Inc.(1)                                              7,481
     175,000  Taiwan Semiconductor Manufacturing Co. Ltd. ADR(1)          4,200
     325,000  Teradyne, Inc.(1)                                          15,336
     360,000  Uniphase Corp.(1)                                          43,628
     420,000  Xilinx, Inc.(1)                                            19,215
                                                                      ----------
                                                                        142,778
                                                                      ----------
FINANCIAL SERVICES -- 6.9%
      90,000  Bear Stearns Companies Inc.                                 4,196
     140,000  Capital One Financial Corp.                                24,316
      70,000  Lehman Brothers Holdings Inc.                               3,889
     165,000  Providian Financial Corp.                                  21,295
      50,000  TeleBanc Financial Corp.(1)                                 5,175
                                                                      ----------
                                                                         58,871
                                                                      ----------
HEALTHCARE -- 1.0%
     540,000  Apria Healthcare Group Inc.(1)                              8,438
                                                                      ----------
LEISURE -- 3.2%
     550,000  Circus Circus Enterprises, Inc.(1)                         11,584
     470,000  Mirage Resorts, Inc.(1)                                    10,546
     450,000  Park Place Entertainment Corp.(1)                           4,866
                                                                      ----------
                                                                         26,996
                                                                      ----------
MACHINERY & EQUIPMENT -- 0.6%
     140,000  Case Corp.                                                  4,848
                                                                      ----------
MEDICAL EQUIPMENT & SUPPLIES -- 3.3%
     455,000  Boston Scientific Corp.(1)                                 19,366
      70,000  VISX, Inc.(1)                                               9,015
                                                                      ----------
                                                                         28,381
                                                                      ----------
OFFICE EQUIPMENT -- 1.4%
     250,000  Electronics for Imaging, Inc.(1)                           11,820
                                                                      ----------
PAPER & FOREST PRODUCTS -- 2.3%
     100,000  Georgia-Pacific Corp.                                       9,250
      70,000  Weyerhaeuser Co.                                            4,699
     115,000  Willamette Industries, Inc.                                 5,376
                                                                      ----------
                                                                         19,325
                                                                      ----------
PERSONAL SERVICES -- 1.2%
     269,000  Sunrise Assisted Living, Inc.(1)                           10,659
                                                                      ----------

                                              See Notes to Financial Statements


16     1-800-345-2021




Vista--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1999 (UNAUDITED)

Shares                     ($ in Thousands)                               Value
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.6%
     300,000  Forest Laboratories, Inc.(1)                            $  13,350
                                                                      ----------
RESTAURANTS -- 3.5%
     225,000  Brinker International, Inc.(1)                              6,216
   1,000,000  Foodmaker, Inc.(1)                                         24,125
                                                                      ----------
                                                                         30,341
                                                                      ----------
RETAIL (APPAREL) -- 3.1%
     560,000  AnnTaylor Stores Corp.(1)                                  26,600
                                                                      ----------
RETAIL (GENERAL MERCHANDISE) -- 1.1%
     140,000  Ames Department Stores, Inc.(1)                             4,896
     145,000  ShopKo Stores, Inc.(1)                                      4,975
                                                                      ----------
                                                                          9,871
                                                                      ----------
RETAIL (SPECIALTY) -- 4.9%
      80,000  Best Buy Co., Inc.(1)                                       3,820
     285,000  Circuit City Stores-Circuit City Group                     17,527
      38,600  O'Reilly Automotive, Inc.(1)                                1,785
     500,000  Starbucks Corp.(1)                                         18,484
                                                                      ----------
                                                                         41,616
                                                                      ----------
TELEPHONE COMMUNICATIONS -- 1.6%
      50,000  Aliant Communications, Inc.                                 2,208
     100,000  ALLTEL Corp.                                                6,744
     150,000  Intermedia Communications Inc.(1)                           4,833
                                                                      ----------
                                                                         13,785
                                                                      ----------

Shares                     ($ in Thousands)                               Value
--------------------------------------------------------------------------------
UTILITIES -- 2.1%
     240,000  Montana Power Co.                                       $  17,895
                                                                      ----------
WIRELESS COMMUNICATIONS -- 1.6%
     115,000  Nextel Communications, Inc.(1)                              4,704
     225,000  Western Wireless Corp. Cl A(1)                              9,211
                                                                      ----------
                                                                         13,915
                                                                      ----------
TOTAL COMMON STOCKS                                                     830,045
   (Cost $647,750)                                                    ----------

TEMPORARY CASH INVESTMENTS -- 2.9%
Repurchase Agreement, Morgan Stanley Group, Inc.,
   (U.S. Treasury obligations), in a joint trading
   account at 4.84%, dated 4/30/99, due 5/3/99
   (Delivery value $25,010)                                              25,000
   (Cost $25,000)                                                     ----------
TOTAL INVESTMENT SECURITIES -- 100.0%                                  $855,045
   (Cost $672,750)                                                    ==========

NOTES TO SCHEDULE OF INVESTMENTS ADR = American Depositary Receipt (1) Non-income producing.

UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the number of shares of each stock

* the market value of each investment

* the percentage of total investments in each industry

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements
                                                 www.americancentury.com     17

Statements of Assets and Liabilities

APRIL 30, 1999
(UNAUDITED)                                                   ULTRA                VISTA
----------------------------------------------------------------------------------------
ASSETS                                   (In Thousands Except Per-Share Amounts)
Investment securities, at value
  (identified cost of $20,528,388 and
   $672,750, respectively) (Note 3) ................$     34,030,783    $        855,045
Cash ...............................................          48,334                --
Receivable for investments sold ....................          48,083              42,907
Receivable for forward foreign currency
  exchange contracts ...............................             355                --
Dividends and interest receivable ..................          22,127                  99
                                                    ----------------    ----------------
                                                          34,149,682             898,051
                                                    ----------------    ----------------
LIABILITIES

Disbursements in excess of
demand deposit cash ................................            --                 3,126
Payable for investments purchased ..................         208,081               8,163
Payable for capital shares redeemed ................            --                     1
Accrued management fees (Note 2) ...................          28,329                 739
Distribution fees payable (Note 2) .................              38                   1
Service fees payable (Note 2) ......................              38                   1
Payable for directors' fees and expenses ...........              31                   1
Other liabilities ..................................              18                   3
                                                    ----------------    ----------------
                                                             236,535              12,035
                                                    ----------------    ----------------
Net Assets .........................................$     33,913,147    $        886,016
                                                    ================    ================

NET ASSETS CONSIST
OF:

Capital (par value and paid in surplus) ............$     20,222,369    $        695,134
Net investment loss ................................         (43,526)             (1,789)
Accumulated undistributed net realized gain
  on investment and foreign currency transactions ..         231,554              10,376
Net unrealized appreciation on investments
  and translation of assets and liabilities in
  foreign currencies (Note 3) ......................      13,502,750             182,295
                                                    ----------------    ----------------
                                                    $     33,913,147    $        886,016
                                                    ================    ================

Investor Class, $0.01 Par Value
($ and shares in full)
Net assets .........................................$ 33,691,588,289    $    880,626,946
Shares outstanding .................................     918,937,017          77,083,327
Net asset value per share ..........................$          36.66    $          11.42
Advisor Class, $0.01 Par Value
($ and shares in full)
Net assets .........................................$    187,497,146    $      5,278,590
Shares outstanding .................................       5,130,826             464,929
Net asset value per share ..........................$          36.54    $          11.35
Institutional Class, $0.01 Par Value
($ and shares in full)
Net assets .........................................$     34,061,825    $        110,247
Shares outstanding .................................         925,972               9,588
Net asset value per share ..........................$          36.78    $          11.50

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the priceof an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); netinvestment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance- related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                               See Notes to Financial Statements

18 1-800-345-2021

Statements of Operations
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)    ULTRA         VISTA
INVESTMENT LOSS                                           (In Thousands)
Income:
Dividends (net of foreign taxes withheld
  of $242 and $6, respectively) ..................$   105,076    $     2,044
Interest .........................................      4,697            699
                                                  -----------    -----------
                                                      109,773          2,743
                                                  -----------    -----------

Expenses (Note 2):

Management fees ..................................    152,806          4,516
Distribution fees -- Advisor Class ...............        181              6
Service fees -- Advisor Class ....................        181              6
Directors' fees and expenses .....................        131              4
                                                  -----------    -----------
                                                      153,299          4,532
                                                  -----------    -----------
Net investment loss ..............................    (43,526)        (1,789)
                                                  -----------    -----------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

Net realized gain on:

Investments ......................................    320,877         42,269
Foreign currency transactions ....................     22,126           --
                                                      343,003         42,269
                                                  -----------    -----------
Change in net unrealized appreciation on:

Investments ......................................  7,323,051        150,484
Translation of assets and liabilities
  in foreign currencies ..........................        370           --
                                                  -----------    -----------
                                                    7,323,421        150,484
                                                  -----------    -----------
Net realized and unrealized gain on investments ..  7,666,424        192,753
                                                  -----------    -----------
Net Increase in Net Assets Resulting
  from Operations ................................$ 7,622,898    $   190,964
                                                  ===========    ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments (dividend and interest)

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                                 www.americancentury.com     19




Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 1998
                                                                            ULTRA                         VISTA
Increase (Decrease) in Net Assets                                  1999              1998          1999           1998
OPERATIONS                                                                           (In Thousands)

Net investment loss .........................................$    (43,526)   $    (19,332)   $     (1,789)   $     (5,907)
Net realized gain (loss) on investments and
  foreign currency transactions .............................     343,003       2,504,658          42,269         (27,871)
Change in net unrealized appreciation (depreciation)
  on investments and translation of assets and liabilities
  in foreign currencies .....................................   7,323,421       1,250,224         150,484        (416,761)
                                                             ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting from
  operations ................................................   7,622,898       3,735,550         190,964        (450,539)
                                                             ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS From net investment income:
    Investor Class ..........................................        --            (8,654)           --              --
    Institutional Class .....................................        --                (1)           --              --
From net realized gains on investment transactions:
    Investor Class ..........................................  (2,558,609)     (4,593,562)           --           (98,425)
    Advisor Class ...........................................     (10,096)         (6,944)           --              (378)
    Institutional Class .....................................      (1,995)            (73)           --              (750)
                                                             ------------    ------------    ------------    ------------
Decrease in net assets from distributions ...................  (2,570,700)     (4,609,234)           --           (99,553)
                                                             ------------    ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in net assets from
  capital share transactions ................................   3,329,700       4,679,017        (204,241)       (398,837)
                                                             ------------    ------------    ------------    ------------
Net increase (decrease) in net assets .......................   8,381,898       3,805,333         (13,277)       (948,929)

NET ASSETS
Beginning of period .........................................  25,531,249      21,725,916         899,293       1,848,222
                                                             ------------    ------------    ------------    ------------
End of period ...............................................$ 33,913,147    $ 25,531,249    $    886,016    $    899,293
                                                             ============    ============    ============    ============

Net investment loss .........................................$    (43,526)           --      $     (1,789)           --
                                                             ============    ============    ============    ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements


20     1-800-345-2021




Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Ultra Fund (Ultra) and Vista Fund (Vista) (the funds) are two of the thirteen series of funds issued by the corporation. The funds' investment objective is to seek capital growth by investing primarily in equity securities. The funds are authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.


                                                 www.americancentury.com     21




Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1999 (UNAUDITED)

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     At October 31, 1998, Vista had accumulated net realized capital loss carryovers for federal income tax purposes of $25,756,378 (expiring in 2006) which may be used to offset future taxable realized gains.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
corporation's distributor. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The corporation has entered into a Management Agreement with ACIM that provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each fund's class average daily closing net assets during the previous month. The annual management fee is 1.00%, 0.75% and 0.80% for the Investor, Advisor, and Institutional Classes, respectively.

     The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the funds under the plan during the six months ended April 30, 1999, were $362,540 for Ultra and $11,838 for Vista.

     Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases of investment securities, excluding short-term investments, for Ultra and Vista totaled $6,075,517,401 and $1,075,619,421, respectively. Sales of investment securities, excluding short-term investments, totaled $5,095,973,056 and $1,260,884,774, respectively.

     As of April 30, 1999, accumulated net unrealized appreciation for Ultra and Vista was $13,391,783,139 and $176,157,981, respectively, based on the aggregate cost of investments for federal income tax purposes of $20,638,999,767 and $678,886,710 respectively. Accumulated net unrealized appreciation consisted of unrealized appreciation of $13,437,801,420 and $201,769,299 for Ultra and Vista, respectively, and unrealized depreciation of $46,018,281 and $25,611,318, respectively.


22     1-800-345-2021




Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the funds were as follows:

                                                           ULTRA                         VISTA
                                                SHARES            AMOUNT        SHARES         AMOUNT
INVESTOR CLASS                                                      (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------
Shares authorized ...........................1,062,500                         710,000
                                             ==========                       =========

Six months ended April 30, 1999
Sold ........................................  132,567        $4,619,896        29,558      $ 308,497
Issued in reinvestment of distributions .....   79,980         2,515,533            --             --
Redeemed .................................... (111,309)       (3,863,446)      (49,004)      (512,960)
                                             ----------        ----------    ----------     ----------
Net increase (decrease) .....................  101,238        $3,271,983       (19,446)     $(204,463)
                                             ==========        ==========    ==========     ==========
Year ended October 31, 1998
Sold ........................................  224,437        $7,006,778        98,587     $1,196,006
Issued in reinvestment of distributions .....  170,508         4,526,262         7,926         95,322
Redeemed .................................... (225,564)       (6,959,796)     (135,809)    (1,678,583)
                                             ----------        ----------    ----------     ----------
Net increase (decrease) .....................  169,381        $4,573,244       (29,296)   $  (387,255)
                                             ==========        ==========    ==========     ==========

ADVISOR CLASS                                                       (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------
Shares authorized ...........................  312,500                         210,000
                                             ==========                      ==========
Six months ended April 30, 1999
Sold ........................................    2,513           $87,238           144         $1,496
Issued in reinvestment of distributions .....      319             9,983            --             --
Redeemed ....................................     (893)          (31,177)         (118)        (1,233)
                                             ----------        ----------    ----------     ----------
Net increase ................................    1,939           $66,044            26        $   263
                                             ==========        ==========    ==========     ==========
Year ended October 31, 1998
Sold ........................................    2,873           $87,888           211         $2,555
Issued in reinvestment of distributions .....      262             6,944            32            378
Redeemed ....................................     (866)          (26,625)         (256)        (3,132)
                                             ----------        ----------    ----------     ----------
Net increase (decrease) .....................    2,269           $68,207           (13)        $ (199)
                                             ==========        ==========    ==========     ==========

INSTITUTIONAL CLASS                                                 (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------
Shares authorized ...........................  125,000                          80,000
                                             ==========                      ==========
Six months ended April 30, 1999
Sold ........................................      920           $31,196           294         $3,201
Issued in reinvestment of distributions .....       63             1,976            --             --
Redeemed ....................................   (1,216)          (41,499)         (290)        (3,242)
                                             ----------        ----------    ----------     ----------
Net increase (decrease) .....................     (233)         $ (8,327)            4        $   (41)
                                             ==========        ==========    ==========     ==========
Year ended October 31, 1998
Sold ........................................    3,132           $98,660           998        $12,315
Issued in reinvestment of distributions .....        2                49            62            750
Redeemed ....................................   (1,985)          (61,143)       (1,986)       (24,448)
                                             ----------        ----------    ----------     ----------
Net increase (decrease) .....................    1,149           $37,566          (926)      $(11,383)
                                             ==========        ==========    ==========     ==========


                                                  www.americancentury.com     23




Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
5. BANK LOANS

     Effective December 18, 1998, the funds, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 18, 1998 through April 30, 1999.

--------------------------------------------------------------------------------
6. FUND EVENTS

   The following name changes became effective March 1, 1999:

          NEW NAME        FORMER NAME
   FUND:  Ultra Fund      American Century -- Twentieth Century Ultra Fund
   FUND:  Vista Fund      American Century -- Twentieth Century Vista Fund


24     1-800-345-2021




Ultra--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

Investor Class
                                               1999(1)         1998          1997          1996          1995            1994

PER-SHARE DATA
Net Asset Value, Beginning of Period ......$    31.06     $    33.46    $    29.52    $    28.03    $    21.16      $    21.61
                                           ----------     ----------    ----------    ----------    ----------      ----------
Income From Investment Operations
  Net Investment Income (Loss) ............     (0.05)(2)      (0.02)(2)      0.01(2)      (0.05)(2)     (0.07)(2)       (0.03)
  Net Realized and Unrealized Gain (Loss)
    on Investment Transactions ............      8.77           4.70          5.62          2.84          7.58           (0.42)
                                           ----------     ----------    ----------    ----------    ----------      ----------
  Total From Investment Operations ........      8.72           4.68          5.63          2.79          7.51           (0.45)
                                           ----------     ----------    ----------    ----------    ----------      ----------
Distributions
  From Net Investment Income ..............      --            (0.01)         --            --            --              --
  From Net Realized Gains on Investment
  Transactions ............................     (3.12)         (7.07)        (1.69)        (1.19)        (0.64)           --
  In Excess of Net Realized Gains .........      --             --            --           (0.11)         --              --
                                           ----------     ----------    ----------    ----------    ----------      ----------
  Total Distributions .....................     (3.12)         (7.08)        (1.69)        (1.30)        (0.64)           --
                                           ----------     ----------    ----------    ----------    ----------      ----------
Net Asset Value, End of Period ............$    36.66     $    31.06    $    33.46    $    29.52    $    28.03      $    21.16
                                           ==========     ==========    ==========    ==========    ==========      ==========
  Total Return(3) .........................     29.76%         17.61%        19.95%        10.79%        36.89%          (2.08)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets ................................      1.00%(4)       1.00%         1.00%         1.00%         1.00%           1.00%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ...................(0.28)%(4)          (0.08)%        0.03%        (0.20)%       (0.30)%         (0.10)%
Portfolio Turnover Rate ...................        17%           128%          107%           87%           87%             78%
Net Assets, End of Period (in millions) ...$   33,692     $   25,396    $   21,695    $   18,266    $   14,376      $   10,344

(1)  Six months ended April 30, 1999 (unaudited).

(2)  Computed using average shares outstanding throughout the year.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These pages itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:
* share price at the beginning of the period
* investment income and capital gains or losses
* income and capital gains distributions paid to shareholders
* share price at the end of the period

It also includes some key statistics for the period:
* total return--the overall percentage return of the fund, assuming reinvestment of all distributions
* expense ratio--operating expenses as a percentage of average net assets
* net income ratio--net investment income as a percentage of average net assets
* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                  www.americancentury.com     25




Ultra--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

Advisor Class
                                              1999(1)             1998          1997        1996(2)

PER-SHARE DATA
Net Asset Value, Beginning of Period ......$     31.00       $     33.36   $     29.52   $     29.55
                                           -----------       -----------   -----------   -----------
Income From Investment Operations
  Net Investment Loss(3) ..................      (0.09)            (0.11)        (0.07)        (0.02)
  Net Realized and Unrealized Gain (Loss)
    on Investment Transactions ............       8.75              4.73          5.60         (0.01)
                                           -----------       -----------   -----------   -----------
  Total From Investment Operations ........       8.66              4.62          5.53         (0.03)
                                           -----------       -----------   -----------   -----------
Distributions
  From Net Realized Gains on Investment
  Transactions ............................      (3.12)            (6.98)        (1.69)         --
                                           -----------       -----------   -----------   -----------
Net Asset Value, End of Period ............$     36.54       $     31.00   $     33.36   $     29.52
                                           ===========       ===========   ===========   ===========
  Total Return(4) .........................      29.62%            17.36%        19.59%        (0.10)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average
  Net Assets ..............................       1.25%(5)          1.25%         1.25%         1.25%(5)

Ratio of Net Investment Loss to Average
  Net Assets .............................. (0.53)%(5)             (0.33)%       (0.22)%  (0.80)%(5)
Portfolio Turnover Rate ...................         17%              128%          107%           87%
Net Assets, End of Period (in thousands) ..$   187,497       $    98,965   $    30,827   $    13,051

(1)  Six months ended April 30, 1999 (unaudited).
(2)  October 2, 1996 (commencement of sale) through October 31, 1996.
(3)  Computed using average shares outstanding throughout the period.
(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.
(5)  Annualized.

                                              See Notes to Financial Statements


26     1-800-345-2021




Ultra--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

Institutional Class
                                              1999(1)            1998        1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...   $    31.12        $    33.53     $    30.78
                                           ----------        ----------     ----------
Income From Investment Operations
  Net Investment Income (Loss)(3) ......        (0.01)             0.03           0.06
  Net Realized and Unrealized Gain on
    Investment Transactions ............         8.79              4.72           4.38
                                           ----------        ----------     ----------
  Total From Investment Operations .....         8.78              4.75           4.44
                                           ----------        ----------     ----------
Distributions
  From Net Investment Income ...........         --               (0.09)          --
  From Net Realized Gains on
    Investment Transactions ............        (3.12)            (7.07)         (1.69)
                                           ----------        ----------     ----------
  Total Distributions ..................        (3.12)            (7.16)         (1.69)
                                           ----------        ----------     ----------
Net Asset Value, End of Period .........   $    36.78        $    31.12     $    33.53
                                           ==========        ==========     ==========
  Total Return(4) ......................        29.91%            17.85%         15.28%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
  Average Net Assets ...................         0.80%(5)          0.80%          0.80%(5)
Ratio of Net Investment Income (Loss)
  to Average Net Assets ................   (0.08)%(5)              0.12%          0.23%(5)
Portfolio Turnover Rate ................           17%              128%           107%
Net Assets, End of Period (in thousands)   $   34,062        $   36,065     $      334

(1)  Six months ended April 30, 1999 (unaudited).

(2)  November 14, 1996 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements


                                                  www.americancentury.com     27




Vista--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

Investor Class

                                              1999(1)       1998         1997           1996           1995           1994
PER-SHARE DATA
Net Asset Value, Beginning of Period ......$    9.27     $   14.53    $   15.68      $   15.73      $   10.94      $   12.24
                                           ---------     ---------    ---------      ---------      ---------      ---------
Income From Investment Operations
  Net Investment Loss .....................    (0.02)(2)     (0.05)(2)    (0.10)(2)      (0.11)(2)      (0.08)(2)      (0.08)
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..............     2.17         (4.41)        0.13           1.09           4.90           0.45
                                           ---------     ---------    ---------      ---------      ---------      ---------
  Total From Investment Operations ........     2.15         (4.46)        0.03           0.98           4.82           0.37
                                           ---------     ---------    ---------      ---------      ---------      ---------
Distributions
  From Net Realized Gains on Investment
    Transactions ..........................     --           (0.80)       (1.18)         (1.02)         (0.03)         (1.66)
  In Excess of Net Realized Gains .........     --            --           --            (0.01)          --            (0.01)
                                           ---------     ---------    ---------      ---------      ---------      ---------
  Total Distributions .....................     --           (0.80)       (1.18)         (1.03)         (0.03)         (1.67)
                                           ---------     ---------    ---------      ---------      ---------      ---------
Net Asset Value, End of Period ............$   11.42     $    9.27    $   14.53      $   15.68      $   15.73      $   10.94
                                           =========     =========    =========      =========      =========      =========
  Total Return(3) .........................    23.19%       (31.94)%       0.29%          6.96%         44.20%          4.16%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average
Net Assets ................................     1.00%(4)      1.00%        1.00%          0.99%          0.98%          1.00%
Ratio of Net Investment Loss to Average
  Net Assets ..............................(0.39)%(4)        (0.42)%      (0.73)%        (0.70)%        (0.60)%        (0.80)%
Portfolio Turnover Rate ...................      123%          229%          96%            91%            89%           111%
Net Assets, End of Period (in millions) ...$     881     $     895    $   1,828      $   2,276      $   1,676      $     792

(1)  Six months ended April 30, 1999 (unaudited).

(2)  Computed using average shares outstanding throughout the year.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These pages itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period
* investment income and capital gains or losses
* income and capital gains distributions paid to shareholders
* share price at the end of the period

It also  includes  some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


28     1-800-345-2021




Vista--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

Advisor Class

                                              1999(1)           1998         1997       1996(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ......  $    9.23       $   14.50    $   15.67    $   16.87
                                             ---------       ---------    ---------    ---------
Income From Investment Operations
  Net Investment Loss(3) ..................      (0.03)          (0.08)       (0.14)       (0.02)
  Net Realized and Unrealized Gain
    (Loss) on Investment Transactions .....       2.15           (4.39)        0.15        (1.18)
                                             ---------       ---------    ---------    ---------
  Total From Investment Operations ........       2.12           (4.47)        0.01        (1.20)
                                             ---------       ---------    ---------    ---------
Distributions
  From Net Realized Gains on
    Investment Transactions ...............       --             (0.80)       (1.18)        --
                                             ---------       ---------    ---------    ---------
Net Asset Value, End of Period ............  $   11.35       $    9.23    $   14.50    $   15.67
                                             =========       =========    =========    =========
  Total Return(4) .........................      22.97%         (32.08)%       0.15%       (7.11)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
  Average Net Assets ......................       1.25%(5)        1.25%        1.25%        1.25%(5)
Ratio of Net Investment Loss to
  Average Net Assets ......................  (0.64)%(5)          (0.67)%      (0.98)%  (1.20)%(5)
Portfolio Turnover Rate ...................        123%            229%          96%          91%
Net Assets, End of Period (in thousands) ..  $   5,279       $   4,052    $   6,553    $   5,646

(1) Six months ended April 30, 1999 (unaudited).

(2) October 2, 1996 (commencement of sale) through October 31, 1996.

(3) Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements


                                                  www.americancentury.com     29




Vista--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

Institutional Class

                                              1999(1)         1998       1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ......$     9.32     $    14.56  $    15.73
                                           ----------     ----------  ----------
Income From Investment Operations
  Net Investment Loss(3) ..................     (0.02)         (0.01)      (0.07)
  Net Realized and Unrealized Gain
    (Loss) on Investment Transactions .....      2.20          (4.43)       0.08
                                           ----------     ----------  ----------
  Total From Investment Operations ........      2.18          (4.44)       0.01
                                           ----------     ----------  ----------
Distributions
  From Net Realized Gains on
    Investment Transactions ...............      --            (0.80)      (1.18)
                                           ----------     ----------  ----------
Net Asset Value, End of Period ............$    11.50     $     9.32  $    14.56
                                           ==========     ==========  ==========
  Total Return(4) .........................     23.39%        (31.72)%      0.17%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
  Average Net Assets ......................      0.80%(5)       0.80%       0.80%(5)
Ratio of Net Investment Loss to
  Average Net Assets ......................(0.19)%(5)          (0.22)%     0.53)%(5)
Portfolio Turnover Rate ...................       123%           229%         96%
Net Assets, End of Period (in thousands) ..$      110     $       60  $   13,581

(1)  Six months ended April 30, 1999 (unaudited).

(2)  November 14, 1996 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

                                              See Notes to Financial Statements


30     1-800-345-2021




Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Three classes of shares are authorized for sale by the funds: Investor Class, Advisor Class, and Institutional Class.

     INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

     ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

     INSTITUTIONAL  CLASS  shares  are  available  to  endowments,  foundations, defined  benefit  pension  plans,  or  financial  intermediaries  serving  these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

     All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.


RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                  www.americancentury.com     31




Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 13 growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY ULTRA generally invests in the securities of mid-sized and larger companies that exhibit growth. It typically will have significant price fluctuations.

     AMERICAN CENTURY VISTA invests mainly in the securities of smaller and medium-sized firms that exhibit growth. The fund is subject to significant price volatility but offers high long-term growth potential. Historically, small- and mid-cap stocks have been more volatile than the stocks of larger, more established companies.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

     The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price-to-book ratios, and, in general, share other characteristics with value-style stocks.

     The S&P MIDCAP 400 is a capitalization-weighted index of the stocks of the 400 largest leading U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly straded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

     The RUSSELL 2500 INDEX was created by the Frank Russell Company. It measures the performance of the 2,500 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2500 represents approximately 23% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $650 million. The RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth rates.

[left margin]

PORTFOLIO MANAGERS
ULTRA
     JIM STOWERS III
     BRUCE WIMBERLY
     JOHN SYKORA, CFA
VISTA
     GLENN FOGLE, CFA
     ARNIE DOUVILLE


32     1-800-345-2021




Glossary

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 25-30.

INVESTMENT TERMS

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

* MEDIAN MARKET CAPITALIZATION -- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E


                                                 www.americancentury.com      33




Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

ratios. Examples can include the stocks of high-tech, healthcare, and consumer staples companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS --generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and lower volatility levels than stock funds.

*GROWTH & INCOME -- offers funds that emphasize both growth and income, diversification, varying capitalization sizes, and different investment styles and strategies.

*GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

*CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

*MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

*AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


34     1-800-345-2021




Notes
--------------------------------------------------------------------------------


                                                  www.americancentury.com     35




Notes
--------------------------------------------------------------------------------


36     1-800-345-2021




[inside back cover]

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
--------------------------------------------------------------------------------

RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS
Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS
Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS
Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH AND INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY
Small Cap Quantitative
Small Cap Value

RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY
Strategic Allocation:           Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation:           Income & Growth
   Moderate                     Value
Strategic Allocation:           Equity Income
   Conservative

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL
New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

RISK LEVEL - MODERATE

SPECIALTY
Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.




[back cover]

[american century logo(reg.sm)]
American
Century

P.O. Box 419200
Kansas City, Missouri 64141-6200

www.americancentury.com

INVESTOR RELATIONS
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 or 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY MUTUAL FUNDS INC.

INVESTMENT MANAGER
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                     AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


9905                               Funds Distributor, Inc.
SH-BKT-16617                      (c)1999 American Century Services Corporation